UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2012

Callisto Pharmaceuticals Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32325	33-3894575
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Lexington Avenue, Suite 1609 New York, NY	10170
(Address of principal executive offices)	(Zip code)

(212) 297-0010

(Registrant’s telephone number including area code)

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Merger Agreement with Synergy

On October 15, 2012, Callisto Pharmaceuticals Inc. (the “Company” or “Callisto”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated July 20, 2012 (the “Merger Agreement”) with Synergy Pharmaceuticals, Inc., a Delaware corporation (“Synergy”).  Pursuant to the Amendment, the parties have agreed to, among other things, (i) increase the exchange ratio from .17 to .1799 and (ii) change the lock-up provision such that each share of Synergy common stock received in connection with the merger shall be subject to a lock-up beginning on the effective date of the merger and ending on the earlier of (i) twenty-four (24) months after such date, (ii) a Change in Control (as defined in the Merger Agreement), or (iii) written consent of Synergy, at Synergy’s sole discretion, provided Synergy’s consent shall apply to all shares of Synergy’s common stock issued pursuant to the merger.

Completion of the merger is anticipated to occur in the fourth quarter of 2012, although there can be no assurance the merger will occur within the expected timeframe or at all.

The board of directors of the Company has unanimously approved the Amendment.  This summary of the principal terms of the Amendment and the copy of the Amendment filed as an exhibit to this Form 8-K are intended to provide information regarding the terms of the Amendment and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. In particular, the Amendment and the related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as an exhibit to this Form 8-K and is incorporated into this report by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

(d)  Exhibits.

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of October 15, 2012, by and among Synergy Pharmaceuticals Inc. and Callisto Pharmaceuticals, Inc.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “planned,” “believe,” “forecast,” “estimated,” “expected,” and “intend,” among others. These forward-looking statements are based on Synergy’s and Callisto’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, the conditions to and the anticipated timing of the closing of the merger between Callisto and Synergy; substantial competition; the need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payer reimbursement; limited sales and marketing efforts and dependence upon third parties; risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; and risks relating to the ability to obtaining the requisite approvals for the transaction and the failure of Synergy or Callisto (as the case may be) to satisfy the other conditions to the transaction such that the merger is not consummated. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that future clinical trials will be completed or successful or that any product will receive regulatory approval for any indication or prove to be commercially successful. Investors should read the risk factors set forth in Synergy’s and Callisto’s Form 10-K for the year ended December 31, 2011 and other periodic reports filed with the Securities and Exchange Commission (SEC).  While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and neither Synergy nor Callisto undertake any obligation to update publicly such statements to reflect subsequent events or circumstances.

Additional Information about the Merger and Where to Find It

This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Callisto or Synergy, and no offer or sale of such securities will be made in any jurisdiction where it would be unlawful to do so.  In connection with the merger, Synergy will file with the SEC a registration statement on Form S-4 that will include a proxy statement and prospectus of Synergy relating to the Merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CALLISTO, SYNERGY AND THE MERGER. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and proxy statement/prospectus (when they become available) may be obtained free of charge by accessing Synergy’s website at www.synergypharma.com or upon written request to Callisto at Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10170, Attention: Investor Relations or upon written request to Synergy at Synergy Pharmaceuticals Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10170, Attention: Investor Relations. Stockholders may also read and copy any reports, statements and other information filed by Callisto or Synergy with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Callisto and Synergy and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Callisto and Synergy in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of Callisto is also included in Callisto’s Annual Report on Form 10-K for year ended December 31, 2011. This document is available free of charge at the SEC’s web site (www.sec.gov) and from Investor Relations at Callisto at the address set forth above. Additional information regarding the directors and executive officers of Synergy is also included in Synergy’s Annual Report on Form 10-K, for the year ended December 31, 2011. This document is available free of charge at the SEC’s web site (www.sec.gov) and from Investor Relations at Synergy at the address set forth above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLISTO PHARMACEUTICALS INC.

Date: October 16, 2012	By:	/s/ Gary S. Jacob
Name: Gary S. Jacob, PhD
Title: Chief Executive Officer